UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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EMCOR GROUP, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to Be Held on June 11, 2020. Meeting Information EMCOR GROUP, INC. Meeting Type: Annual Meeting For holders of record as of: April 14, 2020 Date: June 11, 2020 Time: 10:00 A.M. Eastern Time Location: The Board Room 301 Merritt Seven, 6th Floor Norwalk, Connecticut AND Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/EME2020. EMCOR GROUP, INC. 301 MERRITT SEVEN, 6TH FLOOR NORWALK, CT 06851 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. D10327-P35569 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods D10328-P35569 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/EME2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR each director nominee: The Board of Directors recommends you vote FOR Proposals 2, 3 and 4: 1. Election of Directors Nominees: 2. Approval, by non-binding advisory vote, of named executive compensation. 1a. John W. Altmeyer 3. Ratification of the appointment of Ernst & Young LLP as independent auditors for 2020. 1b. Anthony J. Guzzi 4. Approval of the Amended and Restated 2010 Incentive Plan. 1c. Richard F. Hamm, Jr. Stockholder Proposal – The Board of Directors recommends you vote AGAINST Proposal 5: 1d. David H. Laidley 5. Stockholder proposal regarding written consent. 1e. Carol P. Lowe NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1f. M. Kevin McEvoy 1g. William P. Reid 1h. Steven B. Schwarzwaelder D10329-P35569 1i. Robin Walker-Lee D10330-P35569